UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 19, 2023

Diebold Nixdorf, Incorporated
(Exact name of registrant as specified in its charter)
__________________________________________________________

Ohio		1-4879	34-0183970
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

50 Executive Parkway, P.O. Box 2520
Hudson,	Ohio		44236
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code: (330) 490-4000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common shares, $1.25 per value per share	DBD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On May 19, 2023, Diebold Nixdorf, Incorporated (the “Company”) announced an extension of the previously announced public exchange offer (the “Exchange Offer”) with respect to its outstanding 8.50% Senior Notes due 2024 (144A CUSIP: 253651AA1; REG S CUSIP: U25316AA5; Registered CUSIP: 253651AC7) (the “2024 Senior Notes”). The Exchange Offer, which was previously scheduled to expire at 5:00 p.m., New York City time, on May 19, 2023, has been extended until 5:00 p.m., New York City time, on June 5, 2023, unless earlier terminated or extended by the Company (such time and date, as it may be extended, the “Expiration Time”). The extension is subject to the receipt of consents of the Company’s creditors to extend the date by which the Company must consummate the Exchange Offer pursuant to its debt agreements from May 30, 2023 to June 14, 2023. The Company expects to obtain such consents prior to May 30, 2023. If the Company has not obtained such consents by such date, the Expiration Time shall be 5:00 p.m., New York City time, on May 30, 2023. Any 2024 Senior Notes tendered may be withdrawn at any time prior to the Expiration Time, but not thereafter (the “Withdrawal Deadline”). Except for the extension of the Expiration Time and Withdrawal Deadline, all other terms of the Exchange Offer remain unchanged.

The Company issued a press release relating to the extension of the Exchange Offer, attached hereto as Exhibit 99.1, which is incorporated by reference in its entirety.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of Diebold Nixdorf, Incorporated, dated May 19, 2023, relating to the Extension of Previously Announced Exchange Offer with Respect to its Outstanding 8.50% Senior Notes due 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diebold Nixdorf, Incorporated
May 19, 2023	By:	/s/ Jonathan B. Leiken
		Name:	Jonathan B. Leiken
		Title:	Executive Vice President, Chief Legal Officer and Secretary